                                                                  CONFORMED COPY



                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                      __________________________________

                                   FORM 8-K
                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) March 14, 2001

                             WHIRLPOOL CORPORATION
       -----------------------------------------------------------------
            (Exact name of registrant as specified in its charter)


         Delaware                        1-3932                  38-1490038
(State or other jurisdiction        (Commission File          (I.R.S. Employer
     of incorporation)                   Number)             Identification No.)




       2000 M63 North, Benton Harbor, Michigan                 49022-2692
       ------------------------------------------------------------------
      (Address of principal executive officers)                (Zip Code)


                                (616)-923-5000
              --------------------------------------------------
              Registrant's telephone number, including area code
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Item 5. Other Events
        ------------

        On March 14, 2001, the registrant issued a press release announcing the promotion of Michael A. Todman to Executive Vice President, North American Region. On March 16, 2001, the registrant received the resignation of Bengt G. Engstrom, Executive Vice President, Whirlpool Europe, as an officer of the Company effective immediately.


Item 7. Financial Statements and Exhibits
        ---------------------------------

        Copy of press release dated March 14, 2001.
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                                  SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    WHIRLPOOL CORPORATION
                                    Registrant



Date: March 20, 2001              By: /s/ Robert T. Kenagy
                                     -------------------------------
                                     Name: Robert T. Kenagy
                                     Title: Corporate Secretary